As filed with the Securities and Exchange Commission on July 6, 2005

                                                  Registration No. 333-________

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------

                     International Flavors & Fragrances Inc.
             (Exact name of Registrant as specified in its charter)

                New York                                      13-1432060
    (State or other jurisdiction of                         (IRS Employer
     incorporation or organization)                      Identification No.)

521 West 57th Street, New York, New York                    10019
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (212) 765-5500
-------------------------------------------------------------------------------
International Flavors & Fragrances Inc. Retirement Investment Fund Plan/
Union Employees
-------------------------------------------------------------------------------
                              Dennis M. Meany, Esq.
              Senior Vice President, General Counsel and Secretary
                     International Flavors & Fragrances Inc.
                              521 West 57th Street
                            New York, New York 10019
                            Telephone: (212) 765-5500
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
-------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------

                                                           Proposed      Proposed
                                                           Maximum        Maximum
                                         Amount           Offering       Aggregate
Title Of Securities                       To Be           Price Per      Offering         Amount Of
To Be Registered                    Registered (1)(2)     Share (3)      Price (3)     Registration Fee
Common Stock, $0.12 1/2 par value    20,000 Shares        $36.40        $728,000           $85.69

-------------------------------------------------------------------------------

 (1) Estimated solely for the purpose of calculating the registration fee based upon the Registrant's current estimate of shares of Common Stock issuable pursuant to the International Flavors & Fragrances Inc. Retirement Investment Fund Plan/Union Employees (the "Plan"). Also includes, pursuant to Rule 416 under the Securities Act of 1933, any additional shares of common stock which may be issuable pursuant to the antidilution provisions of the Plan.

 (2) In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

 (3) Pursuant to Rule 457(c) and (h) under the Securities Act of 1933, the proposed maximum offering price is estimated, solely for the purpose of determining the registration fee, on the basis of the average high and low prices of IFF's common stock on June 29, 2005, as reported on the New York Stock Exchange.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document(s) containing information specified by Part I of this Form S-8 Registration Statement (the "Registration Statement") have been or will be sent or given to participants in the plan listed on the cover of this Registration Statement (the "Plan") as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Such document(s) are not being filed with the Commission but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof) a prospectus which meets the requirements of Section 10(a) of the Securities Act.
                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed by International Flavors & Fragrances Inc. ("IFF") with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), are incorporated by reference, as of their respective dates, in this Registration Statement:

    (i)   Annual Report on Form 10-K for the fiscal year ended December 31,2004;

    (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005; and

    (iii) The description of IFF's Common Stock contained in IFF's Registration Statement on Form 8-A dated March 22, 2000, as amended by Amendment No. 1 to IFF's Registration Statement on Form 8-A dated October 2, 2000.

     Information in Current Reports on Form 8-K furnished to the Commission, including under Item 2.02 or 7.01 of Form 8-K, prior, on or subsequent to the date hereof is not being and will not be incorporated herein by reference.

     All documents hereafter filed by IFF pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement. Copies of these documents are not required to be filed with this Registration Statement.

Item 4. Description of Securities.

     Not applicable.

Item 5. Interests of Named Experts and Counsel.

     Not applicable.

Item 6. Indemnification of Directors and Officers.

     On July 24, 1986, New York substantially revised the provisions of the New York Business Corporation Law ("BCL") to permit New York corporations to extend broader protection to their directors and officers by way of indemnity and advancement of expenses than that previously afforded by New York law. On October 31, 1986, the Board amended IFF's By-laws to extend such indemnification and advancement of expenses to its directors and officers. Article II, Section 14 of IFF's By-laws, as amended (the "By-laws"), provides among other things that IFF shall indemnify a person against judgments, fines, amounts paid in settlement and reasonable expenses arising out of an action or proceeding, to which such person shall have been made a party by reason of the fact he or she is or was a director or officer of the corporation, unless a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the action so adjudicated, or that he or she personally gained in fact a personal profit or other advantage to which he or she was not entitled. The By-laws also require IFF to advance litigation expenses of such director or officer upon receipt of an undertaking to repay such advances if the director or officer is ultimately determined not to be entitled to indemnification.

     In July 1987, New York added Section 402(b) to the BCL which permits New York corporations, with shareholder approval, to amend their certificates of incorporation in order to eliminate or limit the personal liability of directors to a corporation and its shareholders for damages arising from breaches of the directors' duty. On May 13, 1988, IFF amended its Certificate of Incorporation by adding a new Article Eleventh which had been approved by the shareholders on

May 12, 1988. Article Eleventh provides that no director of IFF shall be personally liable to IFF or its shareholders for damages for any breach of duty as a director. Article Eleventh does not permit elimination or limitation of the liability of any director if a judgment or other final adjudication adverse to him or her establishes that (i) his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he or she personally derived a financial profit or other advantage to which he or she was not legally entitled, or (ii) that his or her action involved (a) an improper declaration of any dividend or other distribution, (b) an improper redemption by IFF of its own shares, (c) the distribution of assets to shareholders after dissolution, without paying or adequately providing for, with certain exceptions, known liabilities of IFF or (d) the making of an improper loan to a director. Article Eleventh also does not authorize any limitation on the ability of IFF or its shareholders to obtain injunctive relief, specific performance or other equitable remedies, and would not apply to acts or omissions which occurred prior to the filing of the amendment to IFF's Certificate of Incorporation containing the limitation on directors' liability.

     On December 9, 1975, the Board adopted a resolution pursuant to which IFF is obligated to indemnify, to the extent permitted by law, any director, officer or employee of IFF against any liability arising out of claims under the Employee Retirement Income Security Act of 1974.

     IFF also maintains Directors and Officers Liability Insurance on behalf of its officers and directors.

Item 7. Exemption from Registration Claimed.

     Not applicable.

Item 8. Exhibits.

Exhibit No.    Description of Exhibit
-----------    ---------------------------------------------------------------
    4.1        Shareholder Protection Rights Agreement, dated as of March 21,
               2000, between IFF and The Bank of New York, as Rights Agent (the
               "Rights Agreement") (incorporated by reference to Exhibit 4 to
               IFF's Report on Form 8-K dated March 22, 2000).

    4.1a       First Amendment, dated as of September 26, 2000, to the Rights
               Agreement (incorporated by reference to Exhibit 4 to IFF's Report on Form 8-K dated September 26, 2000).

    4.1b       Letter Agreement between IFF and Wachovia Bank, National
               Association ("Wachovia") dated as of October 31, 2002 appointing
               Wachovia as Successor Rights Agent pursuant to the Rights
               Agreement (incorporated by reference to Exhibit 4(a) to IFF's
               Quarterly Report on Form 10-Q for the quarter ended September 30,
               2002).

    4.2 Specimen certificate of IFF's Common Stock (incorporated by reference to Exhibit 4(b) to IFF's Registration Statement on Form
               S-3 filed on September 29, 2000 (Reg. No. 333-46932)).

    4.3 Provisions of the Restated Certificate of Incorporation of IFF that define the rights of securityholders of IFF (incorporated by reference to Exhibit 10(g) to IFF's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

    4.4 Provisions of the By-laws of IFF that define the rights of securityholders of IFF (incorporated by reference to Exhibit
               3(ii) to IFF's Report on Form 8-K dated September 8, 2004).

     15        Not applicable.

     23        Consent of PricewaterhouseCoopers LLP.

     24        Powers of Attorney.

Item 9. Undertakings.

     The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement, provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;
(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 6th day of July, 2005.

                                By: /s/ Dennis M. Meany
                                    --------------------------------------------
                                    Dennis M. Meany
                                    Senior Vice President, General Counsel and
                                    Secretary


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                               Date
                   *                             Chairman of the Board and                 July 6, 2005
                                                 Chief Executive Officer
                                              (Principal Executive Officer)
----------------------------------------
          Richard A. Goldstein

                   *                             Senior Vice President and                 July 6, 2005
                                                 Chief Financial Officer
                                                 (Principal Financial and
----------------------------------------           Accounting Officer)
          Douglas J. Wetmore

                   *                                     Director                          July 6, 2005


----------------------------------------
          Margaret Hayes Adame

                   *                                     Director                          July 6, 2005


----------------------------------------
              Gunter Blobel

                   *                                     Director                          July 6, 2005


----------------------------------------
             J. Michael Cook
                   *                                     Director                          July 6, 2005


----------------------------------------
           Peter A. Georgescu

                   *                                     Director                          July 6, 2005


----------------------------------------
           Alexandra A. Herzan

                   *                                     Director                          July 6, 2005


----------------------------------------
          Henry W. Howell, Jr.

                   *                                     Director                          July 6, 2005


----------------------------------------
           Arthur C. Martinez


                   *                                     Director                          July 6, 2005


----------------------------------------
            Burton M. Tansky


                                     *By:   /s/ Dennis M. Meany
                                            ----------------------------
                                                 Attorney-In-Fact

                                LIST OF EXHIBITS

Exhibit No.    Description of Exhibit
------------   ----------------------------------------------------------------
    4.1        Shareholder Protection Rights Agreement, dated as of March 21,
               2000, between IFF and The Bank of New York, as Rights Agent (the
               "Rights Agreement") (incorporated by reference to Exhibit 4 to
               IFF's Report on Form 8-K dated March 22, 2000).

    4.1a       First Amendment, dated as of September 26, 2000, to the Rights
               Agreement (incorporated by reference to Exhibit 4 to IFF's Report on Form 8-K dated September 26, 2000).

    4.1b       Letter Agreement between IFF and Wachovia Bank, National
               Association ("Wachovia") dated as of October 31, 2002 appointing
               Wachovia as Successor Rights Agent pursuant to the Rights
               Agreement (incorporated by reference to Exhibit 4(a) to IFF's
               Quarterly Report on Form 10-Q for the quarter ended September 30,
               2002).

    4.2 Specimen certificate of IFF's Common Stock (incorporated by reference to Exhibit 4(b) to IFF's Registration Statement on Form
               S-3 filed on September 29, 2000 (Reg. No. 333-46932)).

    4.3 Provisions of the Restated Certificate of Incorporation of IFF that define the rights of securityholders of IFF (incorporated by reference to Exhibit 10(g) to IFF's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

    4.4 Provisions of the By-laws of IFF that define the rights of securityholders of IFF (incorporated by reference to Exhibit
               3(ii) to IFF's Report on Form 8-K dated September 8, 2004).

     15        Not applicable.

     23        Consent of PricewaterhouseCoopers LLP.

     24        Powers of Attorney.

                                                                 EXHIBIT 23

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 14, 2005 relating to the financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the 2004 Annual Report to Shareholders of International Flavors & Fragrances Inc., which is incorporated by reference in International Flavors & Fragrances Inc.'s Annual Report on Form 10K for the year ended December 31, 2004. We also consent to the incorporation by reference of our report dated March 14, 2005 relating to the financial statement schedule, which appears in such Annual Report on Form 10K.


/s/ PricewaterhouseCoopers LLP

New York, New York
July 6, 2005

                                                                EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 21st day of June, 2005.
                                     /s/ Richard A. Goldstein
                                    -------------------------------------------
                                         Richard A. Goldstein

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 6th day of July, 2005.
                                     /s/ Douglas J. Wetmore
                                     -----------------------------------------
                                     Douglas J. Wetmore

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 6th day of July, 2005.
                                       /s/ Margaret Hayes Adame
                                       ---------------------------------------
                                       Margaret Hayes Adame

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 21st day of June, 2005.
                                    /s/ Gunter Blobel
                                    -------------------------------------------
                                    Gunter Blobel

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 6th day of July, 2005.
                                  /s/ J. Michael Cook
                                  ---------------------------------------------
                                  J. Michael Cook

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 21st day of June, 2005.
                                    /s/ Peter A. Georgescu
                                    -------------------------------------------
                                    Peter A. Georgescu

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 6th day of July, 2005.
                                     /s/ Alexandra A. Herzan
                                     ------------------------------------------
                                     Alexandra A. Herzan

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 21st day of June, 2005.
                                   /s/ Henry W. Howell, Jr.
                                   --------------------------------------------
                                   Henry W. Howell, Jr.

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 6th day of July, 2005.
                                   /s/ Arthur C. Martinez
                                   -------------------------------------------
                                   Arthur C. Martinez

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's Retirement Investment Fund Plan/Union Employees, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 27th day of June, 2005.
                                    /s/ Burton M. Tansky
                                    ------------------------------------------
                                    Burton M. Tansky